Exhibit (17)

PROXY TABULATOR
[ADDRESS] [CITY, STATE ZIP CODE]	VOTE BY PHONE •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Call toll-free [Phone #] •☐ Follow the recorded instructions •☐ Do not return this paper ballot	VOTE ON THE INTERNET •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Log on to [Website address] •☐ Follow the on-screen instructions •☐ Do not return this paper ballot	VOTE BY MAIL •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Check the appropriate boxes on reverse •☐ Sign and date proxy card • Return promptly in the enclosed envelope

999 999 999 999 99

THE COVENTRY GROUP

1ST SOURCE MONOGRAM INCOME FUND

SPECIAL MEETING OF

SHAREHOLDERS

PROXY SOLICITED BY THE

TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) [                        ], [                        ], [                        ], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the 1st Source Monogram Income Fund (the “Fund”), a series of The Coventry Group (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 100 Summer Street, Suite 1500, Boston MA 02110, on November 21, 2008, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

	i	PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE
Date: __________________

Signature(s) (Title(s), if applicable) (Sign in the Box) NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
i		i

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

i	i

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve the agreement and plan of reorganization between The Coventry Group on behalf of the 1st Source Monogram Income Fund (the “1st Source Fund”) and Wasatch Funds, Inc. on behalf of the Wasatch-1st Source Income Fund (the “Wasatch Fund”) which provides, in relevant part, for (i) the transfer of all assets of the 1st Source Fund to the Wasatch Fund in exchange solely for shares of the Wasatch Fund and the Wasatch Funds’ assumption of the 1st Source Fund’s liabilities; (ii) the distribution of the Wasatch Fund shares so received to shareholders of the 1st Source Fund; and (iii) the liquidation and termination of the 1st Source Fund.

FOR	AGAINST	ABSTAIN

___	____	____

i

PROXY TABULATOR
[ADDRESS] [CITY, STATE ZIP CODE]	VOTE BY PHONE •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Call toll-free [Phone #] •☐ Follow the recorded instructions •☐ Do not return this paper ballot	VOTE ON THE INTERNET •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Log on to [Website address] •☐ Follow the on-screen instructions •☐ Do not return this paper ballot	VOTE BY MAIL •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Check the appropriate boxes on reverse •☐ Sign and date proxy card • Return promptly in the enclosed envelope

999 999 999 999 99

THE COVENTRY GROUP

1ST SOURCE MONOGRAM INCOME EQUITY FUND

SPECIAL MEETING OF

SHAREHOLDERS

PROXY SOLICITED BY THE

TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) [                            ], [                        ], [                        ], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the 1st Source Monogram Income Equity Fund (the “Fund”), a series of The Coventry Group (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 100 Summer Street, Suite 1500, Boston MA 02110, on November 21, 2008, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

	i	PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE
Date: __________________

Signature(s) (Title(s), if applicable) (Sign in the Box) NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
i		i

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

i	i

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve the agreement and plan of reorganization between The Coventry Group on behalf of the 1st Source Monogram Income Equity Fund (the “1st Source Fund”) and Wasatch Funds, Inc. on behalf of the Wasatch-1st Source Income Equity Fund (the “Wasatch Fund”) which provides, in relevant part, for (i) the transfer of all assets of the 1st Source Fund to the Wasatch Fund in exchange solely for shares of the Wasatch Fund and the Wasatch Funds’ assumption of the 1st Source Fund’s liabilities; (ii) the distribution of the Wasatch Fund shares so received to shareholders of the 1st Source Fund; and (iii) the liquidation and termination of the 1st Source Fund.

FOR	AGAINST	ABSTAIN

___	____	____

i

PROXY TABULATOR
[ADDRESS] [CITY, STATE ZIP CODE]	VOTE BY PHONE •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Call toll-free [Phone #] •☐ Follow the recorded instructions •☐ Do not return this paper ballot	VOTE ON THE INTERNET •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Log on to [Website address] •☐ Follow the on-screen instructions •☐ Do not return this paper ballot	VOTE BY MAIL •☐ Read the Combined Proxy Statement/Prospectus and have this card at hand •☐ Check the appropriate boxes on reverse •☐ Sign and date proxy card • Return promptly in the enclosed envelope

999 999 999 999 99

THE COVENTRY GROUP

1ST SOURCE MONOGRAM LONG/SHORT FUND

SPECIAL MEETING OF

SHAREHOLDERS

PROXY SOLICITED BY THE

TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) [                                ], [                            ], [                                ], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the 1st Source Monogram Long/Short Fund (the “Fund”), a series of The Coventry Group (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 100 Summer Street, Suite 1500, Boston MA 02110, on November 21, 2008, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

	i	PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE
Date: __________________

Signature(s) (Title(s), if applicable) (Sign in the Box) NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
i		i

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

i	i

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve the agreement and plan of reorganization between The Coventry Group on behalf of the 1st Source Monogram Long/Short Fund (the “1st Source Fund”) and Wasatch Funds, Inc. on behalf of the Wasatch-1st Source Long/Short Fund (the “Wasatch Fund”) which provides, in relevant part, for (i) the transfer of all assets of the 1st Source Fund to the Wasatch Fund in exchange solely for shares of the Wasatch Fund and the Wasatch Funds’ assumption of the 1st Source Fund’s liabilities; (ii) the distribution of the Wasatch Fund shares so received to shareholders of the 1st Source Fund; and (iii) the liquidation and termination of the 1st Source Fund.

FOR	AGAINST	ABSTAIN

___	____	____

i